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                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors


Plumtree Software, Inc.:


   We consent to the use of our form of report included herein and to the references to our firm under the heading "Experts" and "Selected Consolidated Financial Data" in the prospectus.




                                          /s/ KPMG LLP


Mountain View, California


May 10, 2002